Intangible Assets, Net	12 Months Ended
Mar. 31, 2025
Intangible Assets, Net [Abstract]
INTANGIBLE ASSETS, NET

NOTE 7 — INTANGIBLE ASSETS, NET

Intangible assets, net consist of the following:

	March 31, 2025	March 31, 2024
Patent	$47,390	$14,778
Copyright and trademark	6,992	4,886
At cost:	54,382	19,664
Less: Accumulated amortization	(12,061)	(8,098)
Total	$42,321	$11,566

Amortization expenses for the years ended March 31, 2025, 2024 and 2023 were $4,024, $2,755 and $2,254, respectively.